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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2003

CENTRAL VALLEY COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification No.)
600 Pollasky Avenue, Clovis, California (Address of principal executive offices)		93612 (Zip Code)

Registrant's telephone number, including area code (559) 298-1775

N/A
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits

    Exhibit 99.1    Central Valley Community Bancorp press release dated January 10, 2003 containing unaudited financial information and accompanying discussion for the year-ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

    PRESS RELEASES. On January 10, 2003, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the year-ended December 31, 2002. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2003	CENTRAL VALLEY COMMUNITY BANCORP
/s/ Daniel J. Doyle Daniel J. Doyle, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Central Valley Community Bancorp press release dated January 10, 2003 containing unaudited financial information and accompanying discussion for the year-ended December 31, 2002.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX